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                                                                    Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated March 6, 1998, on GIANT GROUP, LTD. and subsidiaries' consolidated financial statements for the year ended December 31, 1997, included in the Form 10-K, into GIANT GROUP, LTD.'s previously filed Registration Statement File No. 33-16848.



                                        ARTHUR ANDERSEN LLP



Los Angeles, California
March 27, 1998